UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Vical Incorporated

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2014
VICAL INCORPORATED
0000205004_1 R1.0.0.51160
BROKER LOGO
HERE
Return Address Line 1 Return Address Line 2 Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717
Investor Address Line 1
Investor Address Line 2 1 Investor Address Line 3 Investor Address Line 4 15 12 OF Investor Address Line 5 John Sample 2 1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 26, 2014
Date: May 22, 2014
Time: 8:00 AM PDT
Location:
Cooley LLP
4401 Eastgate Mall, San Diego
California, 92121
For directions call:
(858)550-6000
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX following page) and visit: www.proxyvote.com.
(located on the
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)
BY INTERNET:
www.proxyvote.com
2)
BY TELEPHONE:
1-800-579-1639
3)
BY E-MAIL*:
sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX
(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 08, 2014 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
0000205004_2 R1.0.0.51160 XXXX XXXX XXXX
marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction from.
Internal Use Only

Voting items
The Board of Directors recommends that you
vote FOR the following:
1. Election of Directors
Nominees
01
Robert C. Merton
02 Vijay B. Samant
The Board of Directors recommends you vote FOR the following proposal(s):
2 An advisory approval of the compensation of the Company’s named executive officers as described in the proxy statement
3 To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2014
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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Reserved for Broadridge Internal Control Information
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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